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CERTIFICATE No.                      [LOGO]                      COMMON STOCK
                                                                 PAR VALUE $0.10
                                                                          SHARES
INCORPORATED UNDER THE
LAWS OF THE STATE OF NEW JERSEY              SEE REVERSE FOR CERTAIN DEFINITIONS

                  THIS                                CUSIP No. ________________
                  CERTIFIES
                  THAT

                  IS THE
                  OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.10 PER SHARE, OF

                      AMERICAN BANCORP OF NEW JERSEY, INC.

     The shares represented by this certificate are transferable only on the stock transfer books of the Company by the holder of record hereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Company and Bylaws and any amendments thereto (copies of which are on file with the Secretary of the Company), and to all of these provisions the holder by acceptance hereof, assents. This certificate is not valid unless countersigned and registered by the Company's transfer agent and registrar.

                  THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND
                     IS NOT FEDERALLY INSURED OR GUARANTEED

     In Witness Whereof, American Bancorp of New Jersey, Inc. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused its facsimile corporate seal to be hereunto affixed.

DATED:

-----------------------------------             --------------------------------
PRESIDENT                                               SECRETARY

                                      SEAL
                                Incorporated 2005

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                      AMERICAN BANCORP OF NEW JERSEY, INC.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -         as tenants in common               UNIF TRANS MIN ACT -_______________Custodian_______________
                                                                             (Cus)                   (Minor)
TEN ENT -         as tenants by the entireties
                                                                    under Uniform Transfers to Minors
JT TEN  -         as joint tenants with right of
                  survivorship and not as tenants                   Act ___________________________
                  in common                                                     (State)

     Additional abbreviations may also be used though not in the above list.

 FOR VALUE RECEIVED ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

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Shares of the Common Stock  represented by the within  Certificate and do hereby irrevocably constitute and appoint


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Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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     NOTICE:  The signature to this  assignment must correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement or any change whatever.

 THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT FEDERALLY INSURED OR GUARANTEED

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